UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) On February 9, 2011, the Board of Directors (the “Board”) of Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IP&L”) and Wisconsin Power and Light Company (“WP&L,” and together with Alliant Energy and IP&L, the “Company”) made several executive officer appointments as part of its succession planning efforts.

The Board appointed Patricia L. Kampling, 51, as Alliant Energy’s President and Chief Operating Officer, and the Chief Operating Officer of IP&L and WP&L, all effective February 9, 2011. Ms. Kampling has served as Executive Vice President and Chief Financial Officer of the Company since 2010, Vice President-Chief Financial Officer and Treasurer from 2008 to 2010, Vice President and Treasurer from 2007 to 2008 and Vice President-Finance from 2005 to 2007. William D. Harvey will no longer be president of Alliant Energy, but will remain chairman and chief executive officer of the Company. Ms. Kampling will no longer be chief financial officer of the Company.

The Board appointed Thomas L. Hanson, 57, as the Company’s Vice President - Chief Financial Officer and Treasurer effective February 9, 2011. Mr. Hanson has served as the Company’s Vice President-Chief Accounting Officer and Treasurer since 2010, Vice President-Controller and Chief Accounting Officer from 2007 to 2010 and Vice President and Treasurer from 2002 to 2007. Mr. Hanson will no longer be chief accounting officer of the Company.

The Board appointed Robert J. Durian, 40, as the Company’s Controller and Chief Accounting Officer effective February 9, 2011. Mr. Durian has served as Controller of the Company since 2010, Assistant Controller of the Company from 2009 to 2010 and Director or Manager of Financial Reporting of the Company from 2003 to 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: February 9, 2011	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

INTERSTATE POWER AND LIGHT COMPANY

Date: February 9, 2011	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

WISCONSIN POWER AND LIGHT COMPANY

Date: February 9, 2011	By:	/s/ Wayne A. Reschke
Wayne A. Reschke
Vice President-Human Resources

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